Exhibit 10.20

Award No.   B-109                       11,148             Shares


                 OCEANEERING INTERNATIONAL, INC.
           FY98 BONUS RESTRICTED STOCK AWARD AGREEMENT

         THIS AGREEMENT is made as of the date set forth on the signature page hereof,
between   Oceaneering   International,  Inc.,  a  Delaware  corporation
(the  "Company"),   and
        JOHN R. HUFF         (the "Participant").  Except as defined herein,
capitalized terms shall
have the same meaning ascribed to them under the 1996 Incentive Plan of Oceaneering
International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

         1. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         (a) "Change in Control" means, with respect to the Company, if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company. Without limiting the foregoing, no "Change of Control" shall be deemed to have taken place for the purposes of this Agreement, if a person or persons is appointed or elected as a member(s) of the
Board as a result of or in connection with a Transaction or other event unless item (i) or (ii) above shall also have occurred.

         (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

         (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.


         2. Award. As an FY98 Bonus Award and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on June
18, 1998 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of
Grant a total of     11,148       shares of Common Stock, pursuant to the Plan,
subject to the
conditions and restrictions set forth below and in the Plan
(the "Restricted Stock").

         3. Restrictions on Transfer. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant until said shares shall have become vested and not otherwise subject to forfeiture
(and restrictions terminated thereon) in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of shares of Restricted Stock shall be referred to herein as the "Restricted Period" as to those shares of stock.)
 The shares of Restricted
Stock shall be treated as described below for purposes of vesting and other terms and conditions of this Agreement:

         (a) Vesting of Common Stock: The shares of the Restricted Stock shall vest
25% on June 26, 1998, 25% on June 25, 1999, 25% on June 23, 2000 and 25% on
June 22, 2001.
Upon termination of a Participant's employment (with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in Sections 3(c) and 3(d)), all Restricted Stock for which the conditions of the applicable provisions of this paragraph (a) have not been satisfied as of the date of such termination of employment shall be forfeited.

         (b) Tax Reimbursement: Within 10 days after the expiration of the Restricted
Period with respect to a particular share of Restricted Stock, the Company shall pay to the
Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Restricted Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United
States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers. Subject to Section 3(c), in the event a Participant sells any share of Restricted Stock within three years after expiration of the Restricted Period with respect to such
Restricted Stock, the Participant shall immediately pay to the Company the amount of the tax assistance payment previously received by the Participant from the Company with respect to such share.

         (c) Effect of Change in Control: In the event a Change in Control occurs prior to the time that the conditions of paragraph (b) above have been satisfied with respect to a share of Restricted Stock, and upon such Change in Control, the requirements of paragraph (b) above shall be deemed to have been satisfied on the the date of such Change of Control, and tax assistance payments shall be made with respect to such shares within 10 days thereafter.

         (d) Effect of Death or Disability. In the event of the death or Disability of the
Participant while employed by the Company, the conditions of paragraph (b) above shall be deemed immediately satisfied and tax assistance payments shall be made by Company to the
Participants with respect to such event within 30 days thereafter.

         (e) Dividends: Dividends (other than dividends in capital stock) with respect to shares of Restricted Stock shall be paid to the Participant without regard to the restrictions otherwise applicable to such shares. Dividends in capital stock of the Company shall accumulate and be associated with the Restricted Stock to which they relate and shall vest at the time such
Restricted Stock vests.

         (f) Voting of Common Stock: A Participant shall have the right to exercise any voting rights appurtenant to Restricted Stock without regard to any restrictions otherwise imposed by reason of this Agreement.

         4. Code Section 83(b) Election. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock in respect of this award of Restricted Stock on the Date of Grant.

         5. Sale of Restricted Stock. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock for his own account and not with a view to the distribution thereof.

         6. Escrow of Certificates. The certificates representing shares of Restricted
Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed by the Participant in blank, with the Corporate Secretary of the Company during the
Restricted Period. Each such certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in the Plan and in this
Agreement. Subject to the provisions of Section 7 below, upon termination of the Restricted Period with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered to the Participant as promptly as practicable following such termination.

         7. Withholding of Taxes. No certificates representing the shares of Restricted
Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 8 below) remits to the Company the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

         8.   Beneficiary Designations.  The Participant may file with the
Corporate
Secretary of the Company a designation of one or more beneficiaries (each a
 "Beneficiary") to
whom shares otherwise due the Participant shall be distributed in the event of the death of the
Participant while in the employ of the Company. The Participant shall have the right to change the
Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate.
In the event of any
dispute, the Company shall be fully protected and discharged of its obligations under this
Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

         9. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

         (a) give the Participant any right to be awarded any Restricted Stock other than in the sole discretion of the Committee;

         (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

         (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

         The Committee shall have the discretion to make determinations under this
Agreement and Plan, and such determinations shall be final and binding on the Participant except in the case of bad faith and willful misconduct.

         10. Nonalienation of Benefits. Except as contemplated by Section 8 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits.
 If the Participant or his
Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by
Section 8 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

         11. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

         12. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Restricted Stock once such shares have been registered in his name hereunder.

         13. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

         14. The Committee shall have sole and complete discretion in the interpretation of this Agreement and the determination of the Committee shall be final and binding on the
Participant except in the case of bad faith or willful misconduct.

         15. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

         16. Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

         This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

         Dated: June 18, 1998.

                             OCEANEERING INTERNATIONAL, INC.



                             By   //s//
                                 George R. Haubenreich, Jr.
                                 Vice President,
                                 General Counsel and Secretary
The undersigned Participant accepts
the Restricted Stock subject to all
the terms of this Agreement.


//s//
JOHN R. HUFF


Award No.   B-110                        7,804             Shares


                 OCEANEERING INTERNATIONAL, INC.
           FY98 BONUS RESTRICTED STOCK AWARD AGREEMENT

         THIS AGREEMENT is made as of the date set forth on the signature page hereof,
between   Oceaneering   International,  Inc.,  a  Delaware  corporation
(the "Company"),   and
        T. JAY COLLINS       (the "Participant").  Except as defined herein,
capitalized terms shall
have the same meaning ascribed to them under the 1996 Incentive Plan of Oceaneering
International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement
conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

         17. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         (a) "Change in Control" means, with respect to the Company, if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company. Without limiting the foregoing, no "Change of Control" shall be deemed to have taken place for the purposes of this Agreement, if a person or persons is appointed or elected as a member(s) of the
Board as a result of or in connection with a Transaction or other event unless item (i) or (ii) above shall also have occurred.

         (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

         (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.


         18. Award. As an FY98 Bonus Award and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the
 Committee on June
18, 1998 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of
Grant a total of     7,804       shares of Common Stock, pursuant to the Plan,
 subject to the
conditions and restrictions set forth below and in the Plan (the "Restricted
 Stock").

         19. Restrictions on Transfer. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from
the Date of Grant until said shares shall have become vested and not otherwise subject to forfeiture
(and restrictions terminated thereon) in accordance with the provisions of this
 Paragraph 3.  (The
period of time between the Date of Grant and the vesting of shares of
 Restricted Stock shall be
referred to herein as the "Restricted Period" as to those shares of stock.)
 The shares of Restricted
Stock shall be treated as described below for purposes of vesting and other terms and conditions
of this Agreement:

         (a) Vesting of Common Stock: The shares of the Restricted Stock shall vest
25% on June 26, 1998, 25% on June 25, 1999, 25% on June 23, 2000 and 25% on June
 22, 2001.
Upon termination of a Participant's employment (with or without cause, voluntary, involuntary or for
any reason whatsoever except as provided in Sections 3(c) and 3(d)), all
 Restricted Stock for which
the conditions of the applicable provisions of this paragraph (a) have not been satisfied as of the
date of such termination of employment shall be forfeited.

         (b) Tax Reimbursement: Within 10 days after the expiration of the Restricted
Period with respect to a particular share of Restricted Stock, the Company shall pay to the
Participant an amount sufficient to provide for the payment of all United States federal income
taxes imposed with respect to Participant's acquisition of such share, as well as an amount
sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid
an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes
on both the share of Restricted Stock and the tax assistance payment.  In the event the Participant
is not at the time a tax assistance payment is to be made subject to United
 States income tax, such
tax assistance payment shall be computed by reference to the income tax of the laws of the country
to which the participant is subject; provided, however, that such tax assistance payment shall not
exceed the amount that would have been payable if the Participant were subject solely to United
States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion
in the calculation of tax assistance payments, and the determination of the
 Committee shall be final
and binding on the Participant except in the case of bad faith or willful misconduct.  In computing
the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal
tax rate for individual taxpayers.  Subject to Section 3(c), in the event a
 Participant sells any share
of Restricted Stock within three years after expiration of the Restricted Period with respect to such
Restricted Stock, the Participant shall immediately pay to the Company the amount of the tax
assistance payment previously received by the Participant from the Company with respect to such
share.

         (c) Effect of Change in Control: In the event a Change in Control occurs prior to the time that the conditions of paragraph (b) above have been satisfied with respect to a share
of Restricted Stock, and upon such Change in Control, the requirements of paragraph (b) above
shall be deemed to have been satisfied on the the date of such Change of
 Control, and tax
assistance payments shall be made with respect to such shares within 10 days thereafter.

         (d) Effect of Death or Disability. In the event of the death or Disability of the
Participant while employed by the Company, the conditions of paragraph (b) above shall be
deemed immediately satisfied and tax assistance payments shall be made by Company to the
Participants with respect to such event within 30 days thereafter.

         (e) Dividends: Dividends (other than dividends in capital stock) with respect to shares of Restricted Stock shall be paid to the Participant without regard to the restrictions
otherwise applicable to such shares.  Dividends in capital stock of the Company shall accumulate
and be associated with the Restricted Stock to which they relate and shall vest at the time such
Restricted Stock vests.

         (f) Voting of Common Stock: A Participant shall have the right to exercise any voting rights appurtenant to Restricted Stock without regard to any restrictions otherwise imposed
by reason of this Agreement.

         20. Code Section 83(b) Election. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock in respect of this award of Restricted Stock on the Date of Grant.

         21. Sale of Restricted Stock. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he
is acquiring the Restricted Stock for his own account and not with a view to the distribution thereof.

         22. Escrow of Certificates. The certificates representing shares of Restricted
Stock shall be registered in the name of the Participant and deposited, together with a stock power
endorsed by the Participant in blank, with the Corporate Secretary of the
 Company during the
Restricted Period.  Each such certificate shall bear a legend as provided by the
 Company,
conspicuously referring to the terms, conditions and restrictions described in the Plan and in this
Agreement.  Subject to the provisions of Section 7 below, upon termination of the Restricted Period
with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered
to the Participant as promptly as practicable following such termination.

         23. Withholding of Taxes. No certificates representing the shares of Restricted
Stock shall be delivered to the Participant by the Company unless the
 Participant (or Beneficiary,
as defined in Section 8 below) remits to the Company the amount of all federal, state and other
governmental withholding tax requirements imposed upon the Company with respect to the
issuance of such shares or unless provisions to so pay such withholding requirements have been
made to the satisfaction of the Committee.

         24.  Beneficiary Designations.  The Participant may file with the
 Corporate
Secretary of the Company a designation of one or more beneficiaries (each a
 "Beneficiary") to
whom shares otherwise due the Participant shall be distributed in the event of the death of the
Participant while in the employ of the Company.  The Participant shall have the right to change the
Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits
hereunder, any remaining benefits due him shall be distributed to the deceased
 Beneficiary's
estate.  If there is no effective Beneficiary designation on file at the time of the Participant's death,
or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any
dispute, the Company shall be fully protected and discharged of its obligations under this
Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

         25. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

         (a) give the Participant any right to be awarded any Restricted Stock other than in the sole discretion of the Committee;

         (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

         (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

         The Committee shall have the discretion to make determinations under this
Agreement and Plan, and such determinations shall be final and binding on the Participant except in the case of bad faith and willful misconduct.

         26. Nonalienation of Benefits. Except as contemplated by Section 8 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law,
and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits.
 If the Participant or his
Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by
Section 8 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

         27. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

         28. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Restricted Stock once such shares have been registered in his name hereunder.

         29. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

         30. The Committee shall have sole and complete discretion in the interpretation of this Agreement and the determination of the Committee shall be final and binding on the
Participant except in the case of bad faith or willful misconduct.

         31. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

         32. Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

         This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

         Dated: June 18, 1998.

                             OCEANEERING INTERNATIONAL, INC.



                             By   //s//
                                 George R. Haubenreich, Jr.
                                 Vice President,
                                 General Counsel and Secretary
The undersigned Participant accepts
the Restricted Stock subject to all
the terms of this Agreement.


//s//
T. JAY COLLINS


Award No.   B-112                        3,624             Shares


                 OCEANEERING INTERNATIONAL, INC.
           FY98 BONUS RESTRICTED STOCK AWARD AGREEMENT

         THIS AGREEMENT is made as of the date set forth on the signature page hereof,
between   Oceaneering   International,  Inc.,  a  Delaware  corporation   (the
 "Company"),   and
        M. KEVIN McEVOY      (the "Participant").  Except as defined herein,
capitalized terms shall
have the same meaning ascribed to them under the 1996 Incentive Plan of
 Oceaneering
International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement
conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

         33. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         (a) "Change in Control" means, with respect to the Company, if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions
 (a "Transaction"),
the persons who were directors of the Company before the Transaction shall cease to constitute
a majority of the Board of Directors of the Company or of any successor to the Company. Without limiting the foregoing, no "Change of Control" shall be deemed to have taken place for the purposes of this Agreement, if a person or persons is appointed or elected as a member(s) of the
Board as a result of or in connection with a Transaction or other event unless item (i) or (ii) above shall also have occurred.

         (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale
price per share of common stock on any such national securities exchange on that date, or, if there
shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in
the NASDAQ National Market System, the last sale price per share of shares of common stock
reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

         (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.


         34. Award. As an FY98 Bonus Award and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on June
18, 1998 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of
Grant a total of      3,624       shares of Common Stock, pursuant to the Plan,
 subject to the
conditions and restrictions set forth below and in the Plan (the "Restricted Stock").

         35. Restrictions on Transfer. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from
the Date of Grant until said shares shall have become vested and not otherwise subject to forfeiture
(and restrictions terminated thereon) in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of shares of Restricted
 Stock shall be
referred to herein as the "Restricted Period" as to those shares of stock.)
The shares of Restricted
Stock shall be treated as described below for purposes of vesting and other terms and conditions of this Agreement:

         (a) Vesting of Common Stock: The shares of the Restricted Stock shall vest
25% on June 26, 1998, 25% on June 25, 1999, 25% on June 23, 2000 and 25% on June
 22, 2001.
Upon termination of a Participant's employment (with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in Sections 3(c) and 3(d)), all Restricted Stock for which the conditions of the applicable provisions of this paragraph (a) have not been satisfied as of the
date of such termination of employment shall be forfeited.

         (b) Tax Reimbursement: Within 10 days after the expiration of the Restricted
Period with respect to a particular share of Restricted Stock, the Company shall pay to the
Participant an amount sufficient to provide for the payment of all United States federal income
taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Restricted Stock and the tax assistance payment. In the event the Participant
is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not
exceed the amount that would have been payable if the Participant were subject solely to United
States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers. Subject to Section 3(c), in the event a Participant sells any share of Restricted Stock within three years after expiration of the Restricted Period with respect to such
Restricted Stock, the Participant shall immediately pay to the Company the amount of the tax assistance payment previously received by the Participant from the Company with respect to such share.

         (c) Effect of Change in Control: In the event a Change in Control occurs prior to the time that the conditions of paragraph (b) above have been satisfied with respect to a share of Restricted Stock, and upon such Change in Control, the requirements of paragraph (b) above shall be deemed to have been satisfied on the the date of such Change of Control , and tax assistance payments shall be made with respect to such shares within 10 days thereafter.

         (d) Effect of Death or Disability. In the event of the death or Disability of the
Participant while employed by the Company, the conditions of paragraph (b) above shall be
deemed immediately satisfied and tax assistance payments shall be made by Company to the
Participants with respect to such event within 30 days thereafter.

         (e) Dividends: Dividends (other than dividends in capital stock) with respect to shares of Restricted Stock shall be paid to the Participant without regard to the restrictions otherwise applicable to such shares. Dividends in capital stock of the Company shall accumulate and be associated with the Restricted Stock to which they relate and shall vest at the time such
Restricted Stock vests.

         (f) Voting of Common Stock: A Participant shall have the right to exercise any voting rights appurtenant to Restricted Stock without regard to any restrictions otherwise imposed
by reason of this Agreement.

         36. Code Section 83(b) Election. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock in respect of this award of Restricted Stock on the Date of Grant.

         37. Sale of Restricted Stock. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock for his own account and not with a view to the distribution thereof.

         38. Escrow of Certificates. The certificates representing shares of Restricted
Stock shall be registered in the name of the Participant and deposited, together with a stock power
endorsed by the Participant in blank, with the Corporate Secretary of the
 Company during the
Restricted Period.  Each such certificate shall bear a legend as provided by the
 Company,
conspicuously referring to the terms, conditions and restrictions described in the Plan and in this
Agreement. Subject to the provisions of Section 7 below, upon termination of the Restricted Period with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered to the Participant as promptly as practicable following such termination.

         39. Withholding of Taxes. No certificates representing the shares of Restricted
Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 8 below) remits to the Company the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

         40.  Beneficiary Designations.  The Participant may file with the
Corporate
Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the
Participant while in the employ of the Company. The Participant shall have the right to change the
Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits
hereunder, any remaining benefits due him shall be distributed to the deceased
 Beneficiary's
estate.  If there is no effective Beneficiary designation on file at the time of the Participant's death,
or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this
Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

         41. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

         (a) give the Participant any right to be awarded any Restricted Stock other than in the sole discretion of the Committee;

         (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

         (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

         The Committee shall have the discretion to make determinations under this
Agreement and Plan, and such determinations shall be final and binding on the Participant except in the case of bad faith and willful misconduct.

         42. Nonalienation of Benefits. Except as contemplated by Section 8 above, no right or benefit under this Agreement shall be subject to transfer, anticipation , alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law,
and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same
shall be void.  No right or benefit hereunder shall in any manner be liable for or subject to any
debts, contracts, liabilities or torts of the person entitled to such benefits.
 If the Participant or his
Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by
Section 8 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

         43. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

         44. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Restricted Stock once such shares have been registered in his name hereunder.

         45. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors
and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

         46. The Committee shall have sole and complete discretion in the interpretation of this Agreement and the determination of the Committee shall be final and binding on the
Participant except in the case of bad faith or willful misconduct.

         47. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

         48. Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

         This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

         Dated: June 18, 1998.

                             OCEANEERING INTERNATIONAL, INC.



                             By   //s//
                                 George R. Haubenreich, Jr.
                                 Vice President,
                                 General Counsel and Secretary
The undersigned Participant accepts
the Restricted Stock subject to all
the terms of this Agreement.


//s//
M. KEVIN McEVOY


Award No.   B-111                        1,200             Shares


                 OCEANEERING INTERNATIONAL, INC.
           FY98 BONUS RESTRICTED STOCK AWARD AGREEMENT

         THIS AGREEMENT is made as of the date set forth on the signature page hereof,
between   Oceaneering   International,  Inc.,  a  Delaware  corporation   (the
"Company"),   and
        MARVIN J. MIGURA     (the "Participant").  Except as defined herein,
capitalized terms shall
have the same meaning ascribed to them under the 1996 Incentive Plan of Oceaneering
International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

         49. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         (a) "Change in Control" means, with respect to the Company, if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions
 (a "Transaction"),
the persons who were directors of the Company before the Transaction shall cease to constitute
a majority of the Board of Directors of the Company or of any successor to the Company. Without limiting the foregoing, no "Change of Control" shall be deemed to have taken place for the purposes of this Agreement, if a person or persons is appointed or elected as a member(s) of the
Board as a result of or in connection with a Transaction or other event unless item (i) or (ii) above shall also have occurred.

         (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there
shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in
the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

         (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.


         50. Award. As an FY98 Bonus Award and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on June
18, 1998 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of
Grant a total of     1,200      shares of Common Stock, pursuant to the Plan,
subject to the
conditions and restrictions set forth below and in the Plan (the "Restricted Stock").

         51. Restrictions on Transfer. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant until said shares shall have become vested and not otherwise subject to forfeiture
(and restrictions terminated thereon) in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of shares of Restricted
 Stock shall be
referred to herein as the "Restricted Period" as to those shares of stock.)
The shares of Restricted
Stock shall be treated as described below for purposes of vesting and other terms and conditions of this Agreement:

         (a) Vesting of Common Stock: The shares of the Restricted Stock shall vest
25% on June 26, 1998, 25% on June 25, 1999, 25% on June 23, 2000 and 25% on June
 22, 2001.
Upon termination of a Participant's employment (with or without cause, voluntary , involuntary or for any reason whatsoever except as provided in Sections 3(c) and 3(d)), all Restricted Stock for which the conditions of the applicable provisions of this paragraph (a) have not been satisfied as of the date of such termination of employment shall be forfeited.

         (b) Tax Reimbursement: Within 10 days after the expiration of the Restricted
Period with respect to a particular share of Restricted Stock, the Company shall pay to the
Participant an amount sufficient to provide for the payment of all United States federal income
taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Restricted Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not
exceed the amount that would have been payable if the Participant were subject solely to United
States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers. Subject to Section 3(c), in the event a Participant sells any share of Restricted Stock within three years after expiration of the Restricted Period with respect to such
Restricted Stock, the Participant shall immediately pay to the Company the amount of the tax assistance payment previously received by the Participant from the Company with respect to such share.

         (c) Effect of Change in Control: In the event a Change in Control occurs prior to the time that the conditions of paragraph (b) above have been satisfied with respect to a share of Restricted Stock, and upon such Change in Control, the requirements of paragraph (b) above shall be deemed to have been satisfied on the the date of such Change of Control , and tax assistance payments shall be made with respect to such shares within 10 days thereafter.

         (d) Effect of Death or Disability. In the event of the death or Disability of the
Participant while employed by the Company, the conditions of paragraph (b) above shall be
deemed immediately satisfied and tax assistance payments shall be made by Company to the
Participants with respect to such event within 30 days thereafter.

         (e) Dividends: Dividends (other than dividends in capital stock) with respect to shares of Restricted Stock shall be paid to the Participant without regard to the restrictions otherwise applicable to such shares. Dividends in capital stock of the Company shall accumulate and be associated with the Restricted Stock to which they relate and shall vest at the time such
Restricted Stock vests.

         (f) Voting of Common Stock: A Participant shall have the right to exercise any voting rights appurtenant to Restricted Stock without regard to any restrictions otherwise imposed
by reason of this Agreement.

         52. Code Section 83(b) Election. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock in respect of this award of Restricted Stock on the Date of Grant.

         53. Sale of Restricted Stock. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock for his own account and not with a view to the distribution thereof.

         54. Escrow of Certificates. The certificates representing shares of Restricted
Stock shall be registered in the name of the Participant and deposited, together with a stock power
endorsed by the Participant in blank, with the Corporate Secretary of the Company during the
Restricted Period.  Each such certificate shall bear a legend as provided by the
 Company,
conspicuously referring to the terms, conditions and restrictions described in the Plan and in this
Agreement. Subject to the provisions of Section 7 below, upon termination of the Restricted Period with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered to the Participant as promptly as practicable following such termination.

         55. Withholding of Taxes. No certificates representing the shares of Restricted
Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 8 below) remits to the Company the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

         56.  Beneficiary Designations.  The Participant may file with the
Corporate
Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the
Participant while in the employ of the Company. The Participant shall have the right to change the
Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits
hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death,
or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any
dispute, the Company shall be fully protected and discharged of its obligations under this
Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

         57. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

         (a) give the Participant any right to be awarded any Restricted Stock other than in the sole discretion of the Committee;

         (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

         (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

         The Committee shall have the discretion to make determinations under this
Agreement and Plan, and such determinations shall be final and binding on the Participant except in the case of bad faith and willful misconduct.

         58. Nonalienation of Benefits. Except as contemplated by Section 8 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any
debts, contracts, liabilities or torts of the person entitled to such benefits.
  If the Participant or his
Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign,
sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by
Section 8 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

         59. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which
affect the Participant or such other person shall have been complied with as specified herein.

         60. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the
shares of Restricted Stock once such shares have been registered in his name hereunder.

         61. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

         62. The Committee shall have sole and complete discretion in the interpretation of this Agreement and the determination of the Committee shall be final and binding on the
Participant except in the case of bad faith or willful misconduct.

         63. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

         64. Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

         This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

         Dated: June 18, 1998.

                             OCEANEERING INTERNATIONAL, INC.



                             By   //s//
                                 George R. Haubenreich, Jr.
                                 Vice President,
                                 General Counsel and Secretary
The undersigned Participant accepts
the Restricted Stock subject to all
the terms of this Agreement.


//s//
MARVIN J. MIGURA


Award No.   B-113                        3,344             Shares


                 OCEANEERING INTERNATIONAL, INC.
           FY98 BONUS RESTRICTED STOCK AWARD AGREEMENT

         THIS AGREEMENT is made as of the date set forth on the signature page hereof,
between   Oceaneering   International,  Inc.,  a  Delaware  corporation   (the
 "Company"),   and
        GEORGE R. HAUBENREICH, JR.          (the "Participant").  Except as
defined herein,
capitalized terms shall have the same meaning ascribed to them under the 1996 Incentive Plan of
Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this
Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the
 Plan.

         65. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         (a) "Change in Control" means, with respect to the Company, if (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of directors of the Company, or (ii) as the result of, or in
connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company. Without limiting the foregoing, no "Change of Control" shall be deemed to have taken place for the purposes of this Agreement, if a person or persons is appointed or elected as a member(s) of the
Board as a result of or in connection with a Transaction or other event unless item (i) or (ii) above
shall also have occurred.

         (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

         (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.


         66. Award. As an FY98 Bonus Award and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on June
18, 1998 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of
Grant a total of     3,344       shares of Common Stock, pursuant to the Plan,
subject to the
conditions and restrictions set forth below and in the Plan (the "Restricted Stock").

         67. Restrictions on Transfer. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from
the Date of Grant until said shares shall have become vested and not otherwise subject to forfeiture
(and restrictions terminated thereon) in accordance with the provisions of this
 Paragraph 3.  (The
period of time between the Date of Grant and the vesting of shares of Restricted Stock shall be referred to herein as the "Restricted Period" as to those shares of stock.)
The shares of Restricted
Stock shall be treated as described below for purposes of vesting and other terms and conditions of this Agreement:

         (a) Vesting of Common Stock: The shares of the Restricted Stock shall vest
25% on June 26, 1998, 25% on June 25, 1999, 25% on June 23, 2000 and 25% on
June 22, 2001.
Upon termination of a Participant's employment (with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in Sections 3(c) and 3(d)), all Restricted Stock for which the conditions of the applicable provisions of this paragraph (a) have not been satisfied as of the date of such termination of employment shall be forfeited.

         (b) Tax Reimbursement: Within 10 days after the expiration of the Restricted
Period with respect to a particular share of Restricted Stock, the Company shall pay to the
Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Restricted Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United
States income tax.  No United States state (or equivalent foreign) income taxes will be considered
in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal
tax rate for individual taxpayers.  Subject to Section 3(c), in the event a
 Participant sells any share
of Restricted Stock within three years after expiration of the Restricted Period with respect to such
Restricted Stock, the Participant shall immediately pay to the Company the amount of the tax assistance payment previously received by the Participant from the Company with respect to such
share.

         (c) Effect of Change in Control: In the event a Change in Control occurs prior to the time that the conditions of paragraph (b) above have been satisfied with respect to a share
of Restricted Stock, and upon such Change in Control, the requirements of paragraph (b) above
shall be deemed to have been satisfied on the the date of such Change of Control, and tax assistance payments shall be made with respect to such shares within 10 days thereafter.

         (d) Effect of Death or Disability. In the event of the death or Disability of the
Participant while employed by the Company, the conditions of paragraph (b) above shall be deemed immediately satisfied and tax assistance payments shall be made by Company to the
Participants with respect to such event within 30 days thereafter.

         (e) Dividends: Dividends (other than dividends in capital stock) with respect to shares of Restricted Stock shall be paid to the Participant without regard to the restrictions otherwise applicable to such shares. Dividends in capital stock of the Company shall accumulate
and be associated with the Restricted Stock to which they relate and shall vest at the time such
Restricted Stock vests.

         (f) Voting of Common Stock: A Participant shall have the right to exercise any voting rights appurtenant to Restricted Stock without regard to any restrictions otherwise imposed by reason of this Agreement.

         68. Code Section 83(b) Election. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock in respect of this award of Restricted Stock on the Date of Grant.

         69. Sale of Restricted Stock. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant
to an exemption from registration under such act), and the Participant hereby represents that he
is acquiring the Restricted Stock for his own account and not with a view to the distribution thereof.

         70. Escrow of Certificates. The certificates representing shares of Restricted
Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed by the Participant in blank, with the Corporate Secretary of the Company during the
Restricted Period.  Each such certificate shall bear a legend as provided by the Company,
conspicuously referring to the terms, conditions and restrictions described in the Plan and in this
Agreement. Subject to the provisions of Section 7 below, upon termination of the Restricted Period with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered to the Participant as promptly as practicable following such termination.

         71. Withholding of Taxes. No certificates representing the shares of Restricted
Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 8 below) remits to the Company the amount of all federal, state and other
governmental withholding tax requirements imposed upon the Company with respect to the
issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

         72.  Beneficiary Designations.  The Participant may file with the
Corporate
Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the
Participant while in the employ of the Company.  The Participant shall have the right to change the
Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate.
In the event of any
dispute, the Company shall be fully protected and discharged of its obligations under this
Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

         73. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

         (a) give the Participant any right to be awarded any Restricted Stock other than in the sole discretion of the Committee;

         (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

         (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any
reason.

         The Committee shall have the discretion to make determinations under this
Agreement and Plan, and such determinations shall be final and binding on the Participant except in the case of bad faith and willful misconduct.

         74. Nonalienation of Benefits. Except as contemplated by Section 8 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any
debts, contracts, liabilities or torts of the person entitled to such benefits.
  If the Participant or his
Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign,
sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by
Section 8 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

         75. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which
affect the Participant or such other person shall have been complied with as specified herein.

         76. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the
shares of Restricted Stock once such shares have been registered in his name hereunder.

         77. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

         78. The Committee shall have sole and complete discretion in the interpretation of this Agreement and the determination of the Committee shall be final and binding on the
Participant except in the case of bad faith or willful misconduct.

         79. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

         80. Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

         This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

         Dated: June 18, 1998.

                             OCEANEERING INTERNATIONAL, INC.



                             By   //s//
                                 John R. Huff
                                 President and Chief Executive Officer

The undersigned Participant accepts
the Restricted Stock subject to all
the terms of this Agreement.


//s//
GEORGE R. HAUBENREICH, JR.